                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)             November 10, 2000
                                                               -----------------

                     FIRST USA BANK, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)



   Laws of the United States                         33-99362                          51-0269396
   -------------------------                         --------                          ----------
(State or other jurisdiction                  (Commission File Number)        (IRS Employer Identification
 of incorporation or organization)                                                      Number)


201 North Walnut Street, Wilmington, Delaware                         19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


                302/594-4117
                ------------
Registrant's telephone number, including area code


                              N/A
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events


     Pursuant to the terms of related Series Supplements to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank, National Association as transferor (the "Transferor") and servicer (the "Servicer") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the Asset Backed Certificates listed below (the "Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments relating to the collections for the period of October 1 through October 31, 2000 (the "Collection Period"), on the Series Certificates to those persons in whose names the Certificates were registered as of the last business day of the Collection Period.

              Original Principal     Original Principal         Pooling and
                   Amount                Amount            Servicing Supplement      Interest    Interest
 Series         (Class A)               (Class B)                 Date                 Type      Payment     Principal
-----------------------------------------------------------------------------------------------------------------------
1994-4           726,450,000           56,550,000            June 1, 1994              Floating      yes        no
1994-6           750,000,000           58,380,000            July 30, 1994             Floating      yes        no
1994-8           500,000,000           39,157,000            November 8, 1994          Floating       *         no
1995-2           660,000,000           51,700,000            March 1, 1995             Floating      yes        no
1995-5           500,000,000           45,180,000            September 14, 1995        Floating      yes        no
1995-6         1,245,000,000          112,500,000            December 7, 1995          Floating      yes        no
1996-1           750,000,000           67,770,000            March 6, 1996             Floating      yes        no
1996-2           600,000,000           54,300,000            June 4, 1996              Floating      yes        no
1996-4           500,000,000           45,180,000            August 6, 1996            Floating      yes        no
1996-6           862,650,000           78,000,000            December 13, 1996         Floating      yes        no
1996-8           400,000,000           36,200,000            December 11, 1996         Floating      yes        no
1997-1           750,000,000           67,770,000            February 4, 1997          Floating      yes        no
1997-2           500,000,000           45,180,000            May 8, 1997               Floating      yes        no
1997-3           500,000,000           45,180,000            June 10, 1997             Floating      yes        no
1997-4           500,000,000           45,180,000            June 10, 1997             Floating      yes        no
1997-5           650,000,000           58,735,000            August 7, 1997            Floating      yes        no
1997-6         1,300,000,000          117,470,000            September 9, 1997          Fixed        yes        no
1997-7           500,000,000           45,180,000            September 9, 1997         Floating      yes        no
1997-8           780,000,000           70,482,000            September 23, 1997        Floating      yes        no
1997-9           500,000,000           45,180,000            October 9, 1997           Floating      yes        no
1997-10          700,000,000           63,253,000            December 23, 1997         Floating      yes        no
1998-1           700,000,000           63,253,000            May 21, 1998              Floating      yes        no
1998-3           800,000,000           72,289,000            June 25, 1998             Floating      yes        no
1998-4           700,000,000           63,253,000            July 22, 1998             Floating      yes        no
1998-5           650,000,000           58,735,000            August 27, 1998           Floating      yes        no
1998-6           800,000,000           72,289,000            August 27, 1998           Floating      yes        no
1998-7           750,000,000           67,770,000            September 17, 1998        Floating      yes        no
1998-8           500,000,000           45,180,000            September 17, 1998        Floating      yes        no
1998-9           650,000,000           44,828,000            December 22, 1998          Fixed        yes        no
1999-1         1,000,000,000           90,361,000            February 24, 1999         Floating      yes        no
1999-2           500,000,000           45,180,000            February 24, 1999         Floating      yes        no
1999-3           700,000,000           54,167,000            May 4, 1999               Floating      yes        no
1999-4           500,000,000           38,691,000            May 26, 1999              Floating      yes        no

* Interest relating to the collection period is set aside by the Trustee to fulfill quarterly interest payments
  On the February, May, August, and November Payment Dates


     The 1994-4 Certificates, 1994-6 Certificates, 1994-8 Certificates, 1995-2 Certificates, 1995-6 Certificates, 1996-1 Certificates, 1996-2 Certificates, 1996-4 Certificates, 1996-6 Certificates, 1996-8 Certificates, 1997-1 Certificates, 1997-2 Certificates, 1997-3 Certificates, 1997-4 Certificates, 1997-5 Certificates, 1997-6 Certificates, 1997-7 Certificates, 1997-8 Certificates, 1997-9 Certificates, 1997-10 Certificates, 1998-1 Certificates, 1998-3 Certificates, 1998-4 Certificates, 1998-5 Certificates, 1998-6 Certificates, 1998-7 Certificates, 1998-8 Certificates, 1998-9 Certificates, 1999-1 Certificates, 1999-2 Certificates, 1999-3 Certificates, and 1999-4 Certificates (collectively the "Certificates") represent beneficial ownership of a portion (the "Investor Interest") of certain receivables (the "Receivables") arising in certain credit card accounts (the "Accounts"). Reference is made to the Monthly Certificateholders' Statements of the Trust, filed as Exhibits 99.02, 99.03, 99.04, 99.05, 99.06, 99.07, 99.08, 99.09, 99.10, 99.11, 99.12,
99.13, 99.14, 99.15, 99.16, 99.17, 99.18, 99.19, 99.20, 99.21, 99.22, 99.23,
99.24, 99.25, 99.26, 99.27, 99.28, 99.29, 99.30, 99.31, 99.32, and 99.33, to
this report.

Item 7.   Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(99.01)  Excess Spread Analysis

(99.02) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-4 Certificates.

(99.03) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-6 Certificates.

(99.04) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-8 Certificates.

(99.05) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-2 Certificates.

(99.06) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-6 Certificates.

(99.07) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-1 Certificates.

(99.08) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-2 Certificates.

(99.09) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-4 Certificates.

(99.10) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-6 Certificates.

(99.11) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-8 Certificates.

(99.12) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-1 Certificates.

(99.13) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-2 Certificates.

(99.14) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-3 Certificates.

(99.15) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-4 Certificates.

(99.16) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-5 Certificates

(99.17) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-6 Certificates

(99.18) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-7 Certificates.

(99.19) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-8 Certificates.

(99.20) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-9 Certificates.

(99.21) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-10 Certificates.

(99.22) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-1 Certificates.

(99.23) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-3 Certificates.

(99.24) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-4 Certificates.

(99.25) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-5 Certificates.

(99.26) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-6 Certificates.

(99.27) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-7 Certficates.

(99.28) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-8 Certificates.

(99.29) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-9 Certificates.

(99.30) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-1 Certificates.

(99.31) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-2 Certificates.

(99.32) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-3 Certificates.

(99.33) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-4 Certificates.

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRST USA BANK, NATIONAL ASSOCIATION
                                    As Servicer



                                    By:  /s/ Tracie H. Klein
                                         -------------------------------
                                         Name:  Tracie H. Klein
                                         Title:  First Vice President



Date:  November 15, 2000
       -----------------